Registration No. 333-41667

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 8
TO
FORM S-6

     REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

A.	Exact name of Trust:	C.M. Life Variable Life Separate Account I
B.	Name of Depositor:	C.M. Life Insurance Company
C.	Complete address of	140 Garden Street
	Depositor’s principal	Hartford, CT 06154
executive offices:
D.	Name and address of	Ann Lomeli
	Agent for Service	Corporate Secretary
	of Process:	1295 State Street
Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485.

X	on May 1, 2001 pursuant to paragraph (b) of Rule 485.
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on ______________ pursuant to paragraph (a)(1) of Rule 485.
this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be ______________.

E.	Title of Securities being registered:	Survivorship Flexible Premium Adjustable Variable Life Insurance Policies

F.	Approximate date of proposed public offering:	As soon as practicable after the effective date of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of		Item No. of
Form N-8B-2	Caption	Form N-8B-2	Caption

1	Cover Page; The Separate Account.	29	Other Information.
2	Cover Page.	30	Other Information.
3	Cover Page.	31	Not Applicable.
4	Sales and Other Agreements.	32	Not Applicable.
5	The Separate Account.	33	Not Applicable.
6	Not Applicable.	34	Not Applicable.
7	Not Applicable.	35	Sales and Other Agreements.
8	Appendix E. Financial Statement.	36	Not Applicable.
9	Legal Proceedings.	37	Not Applicable.
10	Detailed Description of Policy	38	Sales and Other Agreements.
	Features; Investment Options; Other	39	Sales and Other Agreements.
	Policy Information.	40	Sales and Other Agreements.
11	Investment Options.	41	Sales and Other Agreements.
12	Investment Options; Sales and Other	42	Not Applicable.
	Agreements.	43	Sales and Other Agreements.
13	Introduction; Detailed Description of	44	The Separate Account.
	Policy Features.	45	Not Applicable.
14	Detailed description of Policy	46	Account Value and Net Surrender
	Features.		Value; The Separate Account.
15	Premiums; Exhibit 99(11).	47	The Separate Account.
16	Introduction; The Separate Account.	48	Not Applicable.
17	Detailed description of Policy	49	Not Applicable.
	Features; Exhibit 99(11).	50	Not Applicable.
18	The Separate Account.	51	Detailed Description of Policy
19	Other Information.		Features; Other Policy Information.
20	Not Applicable.	52	Investment Options.
21	Policy Loan Privilege.	53	Federal Income Tax Considerations.
22	Not Applicable.	54	Not Applicable.
23	Bonding Arrangement.	55	Not Applicable.
24	Detailed Description of Policy	56	Not Applicable.
	Features; Other Information;	57	Not Applicable.
	Investment Options.	58	Not Applicable.
25	Other Information.	59	Appendix E.
26	Other Information; The Investment
	Options.
27	Other Information.
28	Appendix D: Directors and
	Executive Officers.

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy*
Issued by C.M. Life Insurance Company

This prospectus describes a survivorship life insurance policy (the “policy”) offered by C.M. Life Insurance Company (“C.M. Life”). While the policy is in force, it provides lifetime insurance protection on the two Insureds named in the policy. It pays a death benefit at the death of the last surviving Insured (the “second death”).

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to C.M. Life. “MassMutual” refers to Massachusetts Mutual Life Insurance Company. C.M. Life is a wholly owned subsidiary of MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed at the right are available under this policy.

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the net surrender value will vary, depending on the investment performance of the funds.

This policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Administrative Office located at 1295 State Street, Life Customer Service Hub, Springfield, Massachusetts 01111-0001. Our telephone number is 1-800-272-2216. Our Home Office is located in Hartford, Connecticut. Our Web site is www.massmutual.com.

*Title may vary in some jurisdictions.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

American Century Variable Portfolios, Inc.
•	American Century’s VP Income & Growth Fund

Fidelity® Variable Insurance Products Fund II
•	Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

MML Series Investment Fund
•	MML Blend Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class II)
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Small Cap Value Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

EFFECTIVE MAY 1, 2001

ii
Table of Contents
I. Introduction

Please refer to Appendix A for definitions of the terms contained in this prospectus.

You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. The policy is a “survivorship” policy because it provides life insurance on two insured lives and pays a death benefit at the time of the second death.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the net surrender value will vary, with the investment experience of the investment options in which an Owner has account value. Policy values in the GPA will earn interest at a guaranteed rate of 3%. We may credit interest periodically at rates that exceed this guaranteed rate.

The following diagram summarizes how the policy works.

HOW THE POLICY WORKS

Premium Payment

We deduct a Premium Expense
Charge from each Premium Payment.

ê

Net Premium

We allocate the net premium and
account value among the
divisions of the Separate Account
and the GPA based on the
percentages you have chosen.

ê
Investment Earnings				Account Value Charges

Each day we credit or debit the			è	Each month we deduct for
investment earnings or losses of the		Account Value		administrative, insurance, and
divisions of the Separate Account				rider expenses.
less fund investment management		You determine how the account
fees and separate account fees.		value is allocated among the		Owner Access to
	è	available investment options.		Account Value

We also credit interest on values in the GPA.		(Currently, value may be allocated	è	You may access account values through loans and withdrawals.
to the GPA and to as many as 16
divisions over the life of the policy.)
Death Benefit				Policy Surrender
	í		î
You have a choice of 3 Death				You may surrender your policy
Benefit Options. You can change the				for its net surrender value,
Option at a later date.				which is net of any applicable
surrender charges.

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and Separate Account charges follows.

	CURRENT RATE	MAXIMUM RATE

Premium Expense Charge	Coverage Years 1-10: 13% of premium up to Expense Premium; 3% of premium over Expense Premium	All Coverage Years: 13% of premium up to Expense Premium; 3% of premium over Expense Premium

Coverage Years 11+: 3% of all premium

Administrative Charge	Policy Years 1-10: $12 per month per policy	All Policy Years: $12 per month per policy

Policy Years 11+: $6 per month per policy

Face Amount Charge	Coverage Years 1-10: $0.13 per month per $1,000 of Face Amount	Coverage Years 1-10: $0.13 per month per $1,000 of Face Amount

	Coverage Years 11+: $0.0	Coverage Years 11+: $0.0

Insurance Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the genders, Issue Ages, and risk classifications of the Insureds, and the Year of Coverage.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

Mortality and Expense Risk Charge	All Policy Years: 0.25% on an annual basis of daily net asset value of the Separate Account	All Policy Years: 0.90% on an annual basis of daily net asset value of the Separate Account

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Rate Expense Charge	Policy Years 1-10: 0.50% of loaned amount	All Policy Years: 2.0% of loaned amount

Policy Years 11+: 0.25% of loaned amount

Withdrawal Fee	$25	$25

Surrender Charges (Applies upon policy surrender; a partial surrender charge may also apply upon a decrease in Face Amount)	First Coverage Year: the lesser of
100% of the Target Premium or $50
per thousand of Face Amount.

Coverage Years 2-10: the prior
year Surrender Charge reduced by
10% of the first year Surrender
Charge.	First Coverage Year: the lesser of
100% of the Target Premium or $50
per thousand of Face Amount.

Coverage Years 2-10: the prior year
Surrender Charge reduced by 10% of
the first year Surrender Charge.

The Expense Premium referenced above is used to determine the Premium Expense Charge. The Expense Premium is shown in the policy; it can be quoted upon request before the policy is issued. Examples of current Expense Premiums per $1,000 of Face Amount, for a Male and Female, both Preferred Non-Tobacco risk class, are: Both Age 25 — $5.23; Both Age 55 — $19.09; Both Age 85  — $120.05. The Expense Premium for your policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.

The Target Premium referenced above is used to determine commission payments and Surrender Charges. Although the Target Premium is not shown in the policy, the Surrender Charges are listed in the policy; they can be quoted upon request before the policy is issued. Examples of current Target Premiums per $1,000 of Face Amount, for a Male and Female, both Preferred Non-Tobacco risk class, are: Both Age 25 — $3.68; Both Age 55 — $12.64; Both Age 85 —$88.27. The Target Premium for your policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.

Introduction

Investment Management Fees and Other Expenses
(Reflect any expense waiver, limitation and reimbursement arrangements in effect, as noted)

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2000.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Operating Expenses

American Century’s VP Income & Growth Fund	0.70%	0.00%	—	0.70%

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)	0.57%	0.09% [1]	—	0.66%	[1]

MML Blend Fund	0.37%	0.02% [2]	—	0.39%	[2]

MML Equity Fund	0.37%	0.03% [2]	—	0.40%	[2]

MML Equity Index Fund (Class II)	0.10%	0.19% [3]	—	0.29%	[3]

MML Managed Bond Fund	0.47%	0.02% [2]	—	0.49%	[2]

MML Money Market Fund	0.48%	0.03% [2]	—	0.51%	[2]

MML Small Cap Value Equity Fund	0.65%	0.11% [2]	—	0.76%	[2]

Oppenheimer Aggressive Growth Fund/VA	0.62%	0.02%	—	0.64%

Oppenheimer Capital Appreciation Fund/VA	0.64%	0.03%	—	0.67%

Oppenheimer Global Securities Fund/VA	0.64%	0.04%	—	0.68%

Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%	—	0.79%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%

1 A portion of the brokerage commissions that Fidelity’s® VIP II Contrafund® Portfolio pays is used to reduce the other expenses for the Portfolio. In addition, the Portfolio has entered into arrangements with its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the other expenses for Fidelity’s® VIP II Contrafund® Portfolio (Initial Class) became 0.06%, decreasing the total operating expenses to 0.63%.

2 MassMutual has agreed to bear expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Value Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2002. The expenses shown for the MML Small Cap Value Equity Fund include this reimbursement. If not included, the other expenses for these Funds in 2001 are estimated to be 0.15% for the MML Small Cap Value Equity Fund. We do not expect to reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund in 2001.

3 MassMutual agreed to bear expenses of the MML Equity Index Fund (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% for the Class II Shares of the average daily net asset values of the Fund through April 30, 2002. The expenses shown for the MML Equity Index Fund include this reimbursement or waiver. If not included, the other expenses for this Fund in 2000 would be 0.25% and the total operating expenses would be 0.35%.

(See the fund’s prospectuses for more information.)
Introduction

[INTENTIONALLY LEFT BLANK]

II. Detailed Description of Policy Features

Purchasing the Policy

To purchase a policy, you had to send a completed application to our Administrative Office. The minimum Initial Face Amount of a policy was $500,000. The policy could be issued for two Insureds where the older Insured is between the ages of 18 and 90 inclusive, and the younger Insured is between the ages of 18 and 85 inclusive. Before issuing a policy, we required evidence of insurability. We determined the Insured’s risk classification. Coverage under the policy became effective on the Issue Date of the policy or, if later, the date the first premium was paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.

Unisex Policy. Policies generally were issued with values that vary based on the genders of the Insureds. Policies issued in Massachusetts and Montana are “unisex”; that is, the policy values do not vary by the genders of the Insureds. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the prospectus to sex-distinct policy values are not applicable to unisex policies.

Right to Return the Policy. Once you receive your policy, you should review it carefully. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it. (This period of time may vary by state.)

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy; minus

(iv)	any amounts withdrawn and any policy debt.

In other states, this refund is equal to any premium paid for the policy, reduced by any amounts withdrawn and any policy debt.

Consult your policy to determine which refund applies under your policy. A few states have variations of these two refund types.

Death Benefit

If both Insureds die while the policy is in force, we will pay the death benefit to the named Beneficiary. We will pay the death benefit within seven days after we determine that the claim for the death benefit is in good order. All or part of the death benefit can be paid in a lump sum or under one or more of the payment options described in the policy.

Minimum Death Benefit. In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a minimum death benefit determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Under one test, the Cash Value Test, the minimum death benefit is equal to a percentage of the account value. The percentage depends on the genders (male, female, unisex), tobacco classifications, and Attained Ages of both Insureds.

Under the other test, the Guideline Premium Test, the minimum death benefit also is equal to a percentage of the account value, but the percentage varies only by the Attained Age of the younger Insured. The percentages are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums in early policy years only, the Cash Value Test may be more appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should see policy illustrations of both approaches to determine how the policy works under each approach, and which is best for you.

Death Benefit Options. The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the second death. This benefit is reduced by any outstanding policy debt and any due but unpaid premium needed to avoid policy termination. You may choose one of three Death Benefit Options:

(a)	Option 1 (a level amount option) or

(b)	Options 2 or 3 (variable amount options).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The death benefit provided by Options 1, 2 and 3 is as follows.

Option 1—The benefit is the greater of:

(a)	the Face Amount on the date of the second death; or

(b)	the minimum death benefit on the date of the second death.

Option 2—The benefit is the greater of:

(a)	the Face Amount plus the account value on the date of the second death; or

(b)	the minimum death benefit on the date of the second death.

Option 3—The benefit is the greater of:

(a)	the Face Amount plus the premiums paid less any premiums refunded under the policy to the date of the second death; or

(b)	the minimum death benefit on the date of the second death.

See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option. You must provide a written application and you may have to provide evidence that the Insureds still are insurable. A change in the Death Benefit Option will result in a change of the policy Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.

You cannot change the Death Benefit Option if:

1.	the Face Amount is reduced to less than the minimum Initial Face Amount as a result of the change;

2.	the Attained Age of either Insured is 85 or older; or

3.	only one of the Insureds is alive.

When the policy Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Face Amount also may change the charges for certain additional benefits. The change in Face Amount will not change the policy surrender charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Face Amount. You may request an increase or decrease in the Face Amount by submitting the request for a change of Face Amount to us at our Administrative Office.

Detailed Description of Policy Features

Increases in Face Amount. You must provide us with a written application and evidence the Insureds still are insurable to increase your Face Amount. An increase may not be less than $50,000. You may not increase the Face Amount of the policy after the younger Insured reaches Attained Age 85 or, if earlier, after the older Insured reaches Attained Age 90.

If you increase the policy Face Amount, the face amount charge and the insurance charges will increase. Also, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Decreases in Face Amount. You may decrease the policy Face Amount any time after the first Policy Year or one year after a Face Amount increase. You may not decrease the Face Amount if the decrease would result in a Face Amount of less than the minimum Initial Face Amount.

If you decrease the Face Amount, a partial surrender charge may apply. (See Decrease in Face Amount in the Surrender Charges section of this Part.) We will deduct surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Face Amount in the following order:

(a)	the Face Amount of the most recent increase; then

(b)	the Face Amounts of the next most recent increases successively; and last

(c)	the Initial Face Amount.

If you decrease the Face Amount, the monthly charges deducted from the account value will change.

If you decrease the Face Amount, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA (see Overall Limitation on Net Premium Allocations and Transfers).

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, Initial Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of each Insured.

Planned Premiums. When applying for the policy, you select the planned premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The planned premium must be at least $20. The amount of the planned premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Administrative Office.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, it must either have a sufficient “policy value” or meet the safety test. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while at least one Insured is living. Send all premium payments to us either at our Administrative Office or at the address shown on the premium notice.
Detailed Description of Policy Features

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

Premium Limitations. The minimum premium payment is $20.

If you choose the Cash Value Test to qualify your policy as life insurance, the maximum premium each Policy Year is the greatest of:

(a)	an amount equal to $100 plus double the Expense Premium for the policy;

(b)	the amount of premium paid in the preceding Policy Year; or

(c)	the highest premium payment amount that would not increase the insurance risk (see Insurance Charges).

We may refund any amount of premium payment that exceeds the Cash Value Test limit.

If you choose the Guideline Premium Test, the maximum premium for each Policy Year is the lesser of:

(a)	the maximum premium for the Cash Value Test; or

(b)	the Guideline Premium Test amount which will be stated in the policy.

If you choose the Guideline Premium Test, we will refund any amount of premium payment that exceeds the Guideline Premium Test limit. Otherwise, the policy would no longer qualify as life insurance under federal tax law.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the Premium Expense Charge.

Net Premiums Received through Issue Date. We will allocate any net premiums received through the Issue Date of the policy to our general investment account. Any net premiums received before the Policy Date will be allocated as of that Date. We will credit interest at the rate(s) we use for the GPA during that time.

Register Date and Valuation Date. Net premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any values in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

We set the Register Date for the policy. It depends on the type of refund offered under the Right To Return provision in your policy. Refer back to Purchasing the Policy for information about this provision.

If the refund includes interest and investment experience, the Register Date is the Valuation Date that is on, or next follows, the later of:

(a)	the day after the Issue Date of the policy; or

(b)	the day we receive the first premium payment in good order.

If the refund does not include interest or investment experience:

1.	The Register Date is the Valuation Date that is on, or next follows, the later of:

•	the day after the end of the Right To Return period; or

•	the day we receive the first premium in good order;

2.	Any net premiums received after the Issue Date but before the Register Date will be allocated to the Money Market division; and

3.	Any values in the policy held as of the Issue Date will be allocated to the Money Market division on the first Valuation Date after the Issue Date.

Detailed Description of Policy Features

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time. Just send a notice to us at our Administrative Office.

You may set your net premium allocation in terms of whole-number percentages that add to 100%. (Also see Overall Limitation on Net Premium Allocations and Transfers.)

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA (see Overall Limitation on Net Premium Allocations and Transfers). Simply send us a request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all values in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value each Year for three consecutive Policy Years; and

•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Administrative Office. We do not charge for transfers.

Overall Limitation on Net Premium Allocations and Transfers. You may allocate net premiums and transfer amounts to up to 16 divisions over the life of the policy. We reserve the right to increase this limit.

In addition, we may need to further limit access to divisions of the Separate Account, so the policy will continue to qualify as life insurance. See the Investor Control section of Federal Income Tax Considerations in Part V for more information.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges and the safety test is not met.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if:

•	its “policy value” on a Monthly Charge Date cannot cover the monthly charges due; and

•	the safety test is not met on that Date.

However, we allow a grace period for payment of the premium amount (not less than $20) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)
Detailed Description of Policy Features

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 31 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the second death occurs during the grace period, the death benefit will be payable. In this case, any due but unpaid premium amount needed to avoid termination will be deducted from the death benefit.

Policy Value. The definition of “policy value” depends on the Policy Year. The “policy value” is equal to:

•	during the first three Policy Years, the account value less any policy debt; and

•	after the first three Policy Years, the net surrender value.

If the “policy value” cannot cover the monthly charges due but the safety test is met, then the monthly charges due will be reduced to an amount equal to the account value less any policy debt.

Safety Test. The safety test allows you to keep the policy in force, regardless of the value of the policy, by making minimum premium payments. But the safety test can be met only during the Guarantee Period(s) stated in the policy.

Each Guarantee Period has an associated monthly Guarantee Premium. The amount of each Guarantee Premium depends on the Issue Age, gender, and risk classification of each Insured, and on the Face Amount and Death Benefit Option.

For each Guarantee Period, the safety test is met if (A) equals or exceeds (B), defined as:

(A)	premiums paid less any amounts withdrawn, accumulated at an effective annual interest rate of 3%;

(B)	monthly Guarantee Premiums paid on each Monthly Charge Date beginning on the Policy Date, accumulated at an effective annual interest rate of 3%.

In (A) above, we exclude any premiums refunded (see Premium Limitations).

Example:

The policy is in the First Guarantee Period. The monthly First Guarantee Premium is $25. You have made premium payments of $35 on each Monthly Charge Date beginning on the Policy Date. In this case, the safety test is met. Even if the “policy value” cannot cover the monthly charges, the policy will stay in force.

Generally, the policy has two Guarantee Periods. The First Guarantee Period is the first 20 Policy Years or, if less, to Attained Age 90 of the younger Insured. The Second Guarantee Period is to Attained Age 100 of the younger Insured. Both Guarantee Periods begin on the Policy Date.

The Guarantee Periods for your policy are shown in the policy. If the “contract state” of your policy is Massachusetts, only one Guarantee Period is available; it will not exceed the first five Policy Years. The Guarantee Periods available may vary in other states as well. Consult your policy for the Guarantee Periods available to you.

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or

•	five years have passed since it terminated; or

•	an Insured has died since the policy terminated.

Detailed Description of Policy Features

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that each Insured living when the policy terminated still is insurable; and

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any monthly charges then due. Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge rate is higher for premium payments up to Expense Premium than for premium payments over Expense Premium. The Expense Premium is based on the Issue Ages, genders, and risk classifications of the Insureds.

If you have increased the policy Face Amount, the Expense Premium used here is the total of the Expense Premiums for the Initial Face Amount and for all increases.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Charge Date. The monthly charges are:

(a)	an Administrative Charge;

(b)	a Face Amount Charge;

(c)	an Insurance Charge; and

(d)	a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Administrative Charge and Face Amount Charge. The monthly Administrative Charge and Face Amount Charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Insurance Charge. The monthly Insurance Charge for a policy is equal to the “amount at risk” under the policy, multiplied by the monthly Insurance Charge rate for that policy month. We determine the amount at risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 3% per year) exceeds the account value.
Detailed Description of Policy Features

Insurance rates are based on the genders, Issue Ages, and risk classes of the Insureds, and the Year of Coverage. We currently place Insureds into the following three standard rate classes: Select Preferred, Preferred Non-Tobacco, and Preferred Tobacco. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly insurance rate is higher for tobacco users than for those who do not use tobacco and higher for Preferred Non-Tobacco Insureds than for Select Preferred Insureds.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. In addition, one or more funds may incur distribution and service fees called “12b-1” fees. (For details on these charges, see the fund prospectuses.) These are deducted from the fund.
Surrender Charges

During the first 10 Years of Coverage under the Initial Face Amount, we will take a surrender charge against the account value if you fully surrender the policy or decrease the Face Amount. This also applies during the first 10 Years after an increase in Face Amount. We calculate surrender charges separately for the Initial Face Amount and for each increase in the Face Amount. The surrender charge in the first Year of Coverage is based on the Target Premium. The surrender charge is decreased by 10% of the first year surrender charge in each of the next nine Years of Coverage, and is zero in the eleventh year.

Decrease in Selected Face Amount. If you decrease your policy Face Amount, we cancel all or a part of your Face Amount segments. We charge a partial surrender charge. The partial surrender charge is equal to the surrender charge associated with each decreased or canceled Face Amount segment. If the partial surrender charge for a decreased or canceled Face Amount segment would be greater than the account value of the policy, we set the partial surrender charge equal to the account value on the date of the surrender.

After a Face Amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge.

Other Charges

Withdrawal Fee. If you make a partial withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value, Net Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;

•	transfers to the Separate Account from the Guaranteed Principal Account;

•	transfers and withdrawals from the Separate Account;

•	monthly charges and surrender charges deducted from the Separate Account; and

•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by

•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to the policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus

•	amounts transferred into the GPA from the Separate Account; minus

•	amounts transferred or withdrawn from the GPA; and minus

•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the Loan Interest Rate Expense Charge; or

•	3% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	3% if greater.

Net Surrender Value. The net surrender value of the policy is equal to:

•	the account value; minus

•	any surrender charges that apply; and minus

• any policy debt.
Detailed Description of Policy Features

Surrender. You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the net surrender value.

We deduct a fee of $25 from the amount withdrawn. We do not charge a surrender charge for a withdrawal. The minimum amount you can withdraw is $100 (including the withdrawal fee).

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these.

If you have chosen Death Benefit Option 1 or 3, we will reduce the Face Amount by the amount of the Withdrawal unless you provide evidence satisfactory to us that the Insureds or Insured alive still is insurable. We may not allow a withdrawal if it would result in a reduction of the Face Amount to less than the minimum Initial Face Amount.

The withdrawal will be effective on the Valuation Date we receive the request in good order. We will process it within seven days.

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the policy as long as the account value exceeds the total of any surrender charges. We reserve the right to allow loans during the first Policy Year. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Loan Interest Charged. At the time of Application, you may select either a fixed loan interest rate of 5% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins; or

(ii)	4%.

If the maximum rate is less than  1 /2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1 /2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while at least one of the Insureds is living and while the policy is in force. Any loan repayment you make within 30 days of the Policy Anniversary Date first pays policy loan interest due. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at the second death or upon the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and the policy loan rate less the Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 0.50% in Policy Years one through 10 and 0.25% in Policy Years 11 and later.

Effects of Policy Loans. A policy loan affects the policy since we reduce the death benefit and net surrender value by the amount of the loan and any accrued loan interest. If you repay the loan, we increase the death benefit and net surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt equals or exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

The policy also may terminate due to insufficient value or premium payments. (See Grace Period and Termination.)

Tax, Payment, and Termination Risks Relating to Policy Loans. Taking a policy loan could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.)

If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the second death. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the Insureds; (4) high or increasing amount of insurance risk, depending on Death Benefit Option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.

In this case, if you surrender your policy without an outstanding loan, your net surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 net surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action.

Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). An Owner also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general investment account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on February 2, 1995, as a separate investment account of C.M. Life. The Board established the Separate Account based on the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies.

We have since divided this segment into 13 divisions. Each division invests in shares of a designated Fund as follows:

Division	Fund

American Century VP Income & Growth	American Century’s VP Income & Growth Fund

Fidelity® VIP II Contrafund®	Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

MML Blend	MML Blend Fund

MML Equity	MML Equity Fund

MML Equity Index	MML Equity Index Fund (Class II)

MML Managed Bond	MML Managed Bond Fund

MML Money Market	MML Money Market Fund

MML Small Cap Value Equity	MML Small Cap Value Equity Fund

Oppenheimer Aggressive Growth	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities	Oppenheimer Global Securities Fund/VA

Oppenheimer Strategic Bond	Oppenheimer Strategic Bond Fund/VA

T. Rowe Price Mid-Cap Growth	T. Rowe Price Mid-Cap Growth Portfolio

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of C.M. Life. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by C.M. Life. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

The Funds

The investment funds available through the policy are offered by five investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as C.M. Life. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by C.M. Life, and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the board will notify the insurers and they will take appropriate action to eliminate the conflict.

We purchase the shares of each Fund for the division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in that Fund at net asset value, unless C.M. Life, on behalf of the Separate Account, elects otherwise. We redeem shares of the Funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, the dates shares of stock are purchased and sold, cash flows, and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in the accompanying prospectuses.

American Century Variable Portfolios, Inc. (“American Century VP”)

American Century VP is a diversified, open-end, management investment company.

American Century’s VP Income & Growth Fund

American Century’s VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

Investment Options

Fidelity® Variable Insurance Products (“VIP”) Fund II

The Fidelity VIP Fund II is an open-end, management investment company.

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

Fidelity’s VIP II Contrafund Portfolio seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value the investment adviser believes is not fully recognized by the public.

MML Series Investment Fund (“MML Trust”)

The MML Trust is a no-load, open-end, investment company.

MML Blend Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Equity Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)

Sub-adviser: Deutsche Asset Management, Inc.

The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade debt securities.

MML Money Market Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML Small Cap Value Equity Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Funds is an open-end investment company.

Oppenheimer Aggressive Growth Fund/VA

The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.
Investment Options

Oppenheimer Capital Appreciation Fund/VA

The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

The Investment Advisers and Sub-advisers

American Century Investment Management, Inc. (“American Century”), is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Fund II.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”), serves as sub-adviser for the fund. FMRC is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

MassMutual serves as investment adviser to the MML Trust.

David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Value Equity Fund.

MassMutual entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-adviser to these funds.

MassMutual has entered into sub-advisory agreements with J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby J.P. Morgan and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series, Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.
Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds, or the death benefit, within seven days after we receive all required documents in good order at our Administrative Office.

In addition, a death claim is not in good order until we have determined that it is valid. We investigate all death claims occurring within any two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether the claim is valid.

We pay interest on the death benefit from the date of death to the date of payment.

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

Also, we can delay payment of the death benefit during such a period if:

•	the period begins on or before the date of the second death; and

•	the amount of the death benefit is based on the variable account value of the policy as of the date of the second death.

We may delay paying any net surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Payment Options

We will pay the policy proceeds (the death benefit or the net surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Other Policy Information

Installments of Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance.
This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer.
When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died.

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the second death. The applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during either Insured’s lifetime by writing to our Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the second death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on C.M. Life, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of your policy with respect to any material misrepresentation in the application:

•	regarding the insurability of Insured No. 1, once the policy has been in force during the lifetime of Insured No. 1 for two years after the Issue Date; or

•	regarding the insurability of Insured No. 2, once the policy has been in force during the lifetime of Insured No. 2 for two years after the Issue Date.

For any policy change or reinstatement requiring evidence of insurability, the Insured(s) are we cannot, in the absence of fraud, contest the validity of the change or reinstatement with respect to an Insured after the change has been in effect for two years during the lifetime of that Insured.

Error of Age or Gender

If either Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

Suicide within two years of the Policy Date is not covered by the policy. If either Insured dies by suicide, while sane or insane, within two years from the Issue Date or Reinstatement Date, the policy will terminate. We will refund the amount of all premiums paid, less any Withdrawals and policy debt. If either Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Face Amount, the increase will terminate and we will refund the monthly charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the policy, there is no additional refund for any Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. Subject to state availability, the following riders are available.

Policy Split Option Rider. This rider allows you to exchange the policy for two new policies, one on the life of each Insured. Both Insureds must be living when the exchange is made. We do not require evidence that the Insureds are insurable.

Each new policy may be a fixed premium permanent life policy or a flexible premium adjustable life policy. This right will be available for the six-month period beginning on:

•
The date six months after the effective date of a final court decree of divorce. The decree must first become effective at least one year after the Policy Issue Date, and it must remain in effect during the entire six-month period after it first becomes effective.

•	The date IRC Section 2056:

—	is nullified;

—	is amended to eliminate or reduce by at least 50% the Insureds’ federal estate tax marital deduction;

•	The date the maximum federal estate tax rate given in IRC Section 2001 is reduced to half the rate in effect on the Policy Issue Date of this policy.

•	The effective date of the dissolution of the corporation or partnership that owns the policy.

The new policies must meet the policy requirements in effect at the time of the exchange.

•	The face amount of each new policy will be one-half the Face Amount of this policy at the time of the split.

•	The Policy Date of each new policy will be the date of exchange.

•	The issue age of each Insured will be the age of each Insured on the birthday nearest the Policy Date of the new policies.

You may attach this rider to the policy only at the time of policy issue and only if the younger Insured is younger than age 80, and the insurance risk class of neither Insured is uninsurable. There is no charge for this rider.

Other Policy Information

Estate Protection Rider. You may attach this rider to the policy only at the time the policy is issued. It provides an additional death benefit during the first four Policy Years if both Insureds die during this period. You select the Face Amount of the rider. The minimum amount is $25,000 and the maximum amount is 125% of the Initial Face Amount.

We will deduct a monthly charge from the account value for this rider. It will equal the rider charge rate multiplied by the Face Amount of the rider, divided by $1,000.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Investors Services, Inc. (“MMLISI”), at the same address serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the “NASD”).

MML Distributors may have selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy. These agents also are registered representatives of selling brokers or of MMLISI. We intend to offer the policy in all states except California and New York.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policy.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium; for coverage years 2 through 5, 5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium; for coverage years 6 through 10, 3% of all premium paid; and for coverage years 11 and beyond, 1% of all premium paid. Also, for Policy Years 2 and beyond, 0.15% of the average monthly account value during the Year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling C.M. Life and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.
Other Policy Information

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.

Other Policy Information
V. Other Information

C.M. Life and MassMutual

C.M. Life is a stock life insurance company located at 140 Garden Street, Hartford, Connecticut 06154. A Special Act of the Connecticut General Assembly chartered the company on April 25, 1980. C.M. Life is engaged principally in the sale of life insurance policies and annuity contracts, and is licensed to sell such products in all states except New York. C.M. Life is a wholly owned subsidiary of MassMutual. C.M. Life is licensed to transact variable life insurance business in all states in the United States other than New York and California, and in Puerto Rico and the District of Columbia.

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 2000, MassMutual had consolidated statutory assets in excess of $73 billion and estimated total assets under management of $213.1 billion.

C.M. Life’s Tax Status. C.M. Life is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of C.M. Life.

Due to C.M. Life’s current tax status, we do not charge the segment for C.M. Life’s federal income taxes that may be a result of activity of the segment. Periodically, C.M. Life reviews the question of a charge to the segment for C.M. Life’s federal income taxes. In the future, we may impose a charge for any federal income taxes paid by C.M. Life resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of C.M. Life’s federal income taxes that are a result of activity of the GPA.

Under current laws, C.M. Life may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. C.M. Life reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual or C.M. Life maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid since that time,

(iii)	all additions to and deductions from the account value during the year, and

(iv)	the account value, death benefit, net surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy Face Amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

A change of the Owner or the Insured(s), or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on C.M. Life’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy Owner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1 /2; or

(ii)	made because the taxpayer became disabled; or

(iii)
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

Other Information

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the
“7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distribution and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The policy’s number of shares of the Funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the Funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;

•	Create new Separate Accounts and new segments;

•	Combine any two or more Separate Accounts, segments or divisions;

•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;

•
Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.

•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	Substitute one or more funds for other funds with similar investment objectives;

•	Delete funds or close funds to future investments; and

•	Change the name of the Separate Account.

We have reserved all rights to the name C.M. Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Service Agreement

In addition to acting as an investment manager for the funds underlying the divisions of the Separate Account, MassMutual performs certain investment and administrative duties for C.M. Life. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through C.M. Life’s use of MassMutual’s personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents and agents of MassMutual and C.M. Life (subject to a $350,000 deductible).

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Experts

The financial statements for the Survivorship Variable Universal Life segment of C.M. Life Variable Life Separate Account I and the 2000 and 1999 audited statutory financial statements of C.M. Life included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on C.M. Life expresses an unqualified opinion and includes an explanatory paragraph referring to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

The 1998 audited statutory financial statements of C.M. Life were audited by auditors other than Deloitte & Touche LLP.

Other Information
Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Administrative Office: Our Administrative Office is located at 1295 State Street, Life Customer Service Hub, Springfield, Massachusetts 01111-0001.

Attained Age: The Issue Age of an Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the second death.

Death Benefit: The amount paid following receipt of due proof of the death of both Insureds. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of the second death less any policy debt outstanding and any due but unpaid premium needed to avoid policy termination.

Death Benefit Option: The policy offers three Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Expense Premium: An amount used to determine the Premium Expense Charges. For the Initial Face Amount, the Expense Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. For each increase in Face Amount, the Expense Premium is based on the ages, genders and risk classifications of the Insureds on the effective date of the increase.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Initial Face Amount: The amount of insurance coverage issued under the policy. Subject to certain limitations, you may change the Face Amount after issue.

Insureds: The two persons whose lives this policy insures.

Issue Age: The age of an Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Death Benefit: The death benefit determined in accordance with the applicable Death Benefit Compliance Test. The applicable Test is either the Cash Value Test or the Guideline Premium Test, as chosen at the time of application.

Monthly Charge Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the Premium Expense Charge.
1
Appendix A

Net Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The survivorship flexible premium adjustable variable life insurance policy offered by C.M. Life and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Charge Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Second Death: The death of the surviving Insured.

Separate Account: The policy’s designated segment of the “C.M. Life Variable Life Separate Account I” established by C.M. Life under the laws of Connecticut and registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments and surrender charges. The Target Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. It is usually not equal to the Expense Premium.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to C.M. Life.

Year of Coverage: For the Initial Face Amount, each Policy Year is a Year of Coverage. For any increase in the Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.
Appendix A
Appendix B

Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum death benefit is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum death benefit is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000

•	account value is $50,000

•	Minimum death benefit is $219,000

•	No policy debt

•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.
Appendix B
Appendix C

Rates of Return

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under the policy. See Table 1 for an example. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any policy charges, which, if included, would reduce the returns.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We also may distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

From time to time, we may report different types of historical performance for the investment funds (after deduction of investment management fees and direct operating expenses) underlying each division of the Separate Account. See Table 2 for an example. These rates do not reflect:

•	the Mortality and Expense Risk Charges assessed against the Separate Account;

•	deductions from premiums or monthly charges assessed against the account value of the policies; or

•	the policy’s surrender charges.

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the policy. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.
1
Appendix C

TABLE 1

Average Annual Total Return Rates – Divisions of the Separate Account
As of December 31, 2000

Average Annual Total Return Rates for each division are the Average Annual Total Return Rates for the underlying investment fund (See Table 2), reduced by Separate Account Mortality and Expense Risk Charge; they do not reflect policy surrender charges or other policy charges. If policy charges were deducted, the rates would be lower. In most states, the policy first became available on June 29, 1998. However, many of the investment funds were established before this date. Therefore, some of the rates shown below reflect periods before the policy first became available. Results for periods less than one year are the percentage change over the periods. Results for periods of one year and longer are in terms of effective annual compounded rates. These rates are intended to indicate the change in the division’s accumulation unit value over the stated period of time.

Because of ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates may be lower than the rates shown below in the table. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. As a result, an investment may later be worth more or less than the original amount invested. More-recent performance information, available on-line at www.massmutual.com, is updated monthly.

Separate Account Division (Inception Date of the underlying Fund)	1 Year		5 Years	10 Years	Since Inception

American Century VP Income & Growth (10/30/97)	(10.87%	)	—	—	12.03%

Fidelity® VIP II Contrafund® (1/3/95)	(6.87%	)	17.56%	—	20.97%

MML Blend (2/3/84)	(0.23%	)	8.83%	10.99%	11.62%

MML Equity [1] (9/15/71)	2.61%		11.93%	13.67%	13.36%

MML Equity Index [2] (5/1/97)	(9.68%	)	—	—	15.67%

MML Managed Bond (12/16/81)	10.94%		5.76%	7.70%	9.36%

MML Money Market [3] (12/16/81) (7-day yield [4] 5.99%)	5.78%		4.97%	4.52%	6.25%

MML Small Cap Value Equity [5] (6/1/98)	13.38%		—	—	(1.88%	)

Oppenheimer Aggressive Growth (8/15/86)	(11.49%	)	19.46%	20.96%	16.50%

Oppenheimer Capital Appreciation (4/3/85)	(0.48%	)	22.44%	19.20%	16.14%

Oppenheimer Global Securities [6] (11/12/90)	4.84%		22.09%	15.51%	15.33%

Oppenheimer Strategic Bond (5/3/93)	2.38%		5.51%	—	5.46%

T. Rowe Price Mid-Cap Growth (12/31/96)	7.16%		—	—	17.58%

1 Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.

2 Performance for MML Equity Index reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I Shares; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.

3 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

4 The yield quotation more closely reflects the current earnings of the money market division than the total return quotation. It is an annualized rate based on results over the last seven days of the period.

5 Investments in small-size companies generally carry greater risk than is customarily associated with larger, more established companies for various reasons as narrower markets, limited financial resources, susceptibility to steeper stock price fluctuations and less liquid stock.

6 There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.
Appendix C

TABLE 2

Average Annual Total Return Rates – Investment Funds
As of December 31, 2000

Average Annual Total Return Rates for each fund are the actual historical rates and are determined by calculating what a $1 investment in the fund would have earned over the stated period of time. They are net of all fund management fees and other operating expenses. Results for periods less than one year are the percentage change over the fund periods. Results for periods of one year and longer are in terms of effective annual compounded rates. These rates do not reflect Separate Account Mortality and Expense Risk Charges or policy charges. If these charges were deducted, the rates would be lower.

Because of ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates may be lower than the rates shown below in the table. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. As a result, an investment may later be worth more or less than the original amount invested. More-recent performance information, available on-line at www.massmutual.com, is updated monthly.

Investment Fund (Inception)	1 Year		5 Years	10 Years	Since Inception

American Century’s VP Income & Growth Fund (10/30/97)	(10.62%	)	—	—	12.28%

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class) (1/3/95)	(6.62%	)	17.81%	—	21.22%

MML Blend Fund (2/3/84)	0.02%		9.08%	11.24%	11.87%

MML Equity Fund [1] (9/15/71)	2.86%		12.18%	13.92%	13.61%

MML Equity Index Fund (Class II) [2] (5/1/97)	(9.43%	)	—	—	15.92%

MML Managed Bond Fund (12/16/81)	11.19%		6.01%	7.95%	9.61%

MML Money Market Fund [3] (12/16/81) (7-day yield [4] 6.24%)	6.03%		5.22%	4.77%	6.50%

MML Small Cap Value Equity Fund [5] (6/1/98)	13.63%		—	—	(1.63%	)

Oppenheimer Aggressive Growth Fund/VA (8/15/86)	(11.24%	)	19.71%	21.21%	16.75%

Oppenheimer Capital Appreciation Fund/VA (4/3/85)	(0.23%	)	22.69%	19.45%	16.39%

Oppenheimer Global Securities Fund/VA [6] (11/12/90)	5.09%		22.34%	15.76%	15.58%

Oppenheimer Strategic Bond Fund/VA (5/3/93)	2.63%		5.76%	—	5.71%

T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	7.41%		—	—	17.83%

1 Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.

2 Performance for MML Equity Index Fund (Class II) reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.

3 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

4 The yield quotation more closely reflects the current earnings of a money market fund than the total return quotation. It is an annualized rate based on results over the last seven days of the period.

5 Investments in small-size companies generally carry greater risk than is customarily associated with larger, more established companies for various reasons such as narrower markets, limited financial resources, susceptibility to steeper stock price fluctuations and less liquid stock.

6 There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.
3
Appendix C
Appendix D

Directors of C.M. Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Lawrence V. Burkett, Jr., Director 1295 State Street Springfield, MA 01111	C.M. Life Director (since 1996) President and Chief Executive Officer (1996-2000) MassMutual Executive Vice President and General Counsel (since 1993)

Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	C.M. Life
    Director (since 1998); Senior Vice President and Actuary
        (since 1996)
MassMutual
    Senior Vice President and Actuary (since 1999 and 1995-1998)
    Senior Vice President and Chief Actuary (1998-1999)
Vice President and Actuary (1980-1995)

Efrem Marder, Director 1295 State Street Springfield, MA 01111	C.M. Life
    Director (since 1999)
David L. Babson and Co. Inc.
    Executive Director (since 2000)
MassMutual
    Executive Director (1998-2000)
    Senior Managing Director (1996-1998)
Vice President and Managing Director (1989-1996)

Robert J. O’Connell, Director, President and Chief Executive Officer (Since 2000) 1295 State Street Springfield, MA 01111	C.M. Life
    Director (since 1999)
MassMutual
    Chairman (since 2000), President and Chief Executive Officer
        (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Appendix D
PRINCIPAL OFFICERS (other than those who are also Directors):

Stuart H. Reese, Executive Vice President-Investments 1295 State Street Springfield, MA 01111	C.M. Life
    Executive Vice President-Investments (since 1999)
    Director and Senior Vice President-Investments (1996-1999)
David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	C.M. Life Vice President (since 1999) and Treasurer (since 1997) MassMutual Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111	C.M. Life
    Senior Vice President (since 1999) and Secretary (since 1988)
MassMutual
    Senior Vice President, Secretary and Deputy General Counsel
        (since 1999)
    Vice President, Secretary and Deputy General Counsel (1999)
    Vice President, Secretary and Associate General Counsel
        (1998-1999)
    Vice President, Associate Secretary and Associate General
        Counsel (1996-1998)
Connecticut Mutual Life Insurance Company
Corporate Secretary and Counsel (1988-1996)
2
Appendix D

Independent Auditors’ Report

The Board of Directors and Policyowners of
C.M. Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of C.M. Life Variable Life Separate Account I –  Survivorship Variable Universal Life Segment (“the Account”), as of December 31, 2000, the related statement of Operations for the year then ended and the statements of Changes in Net Assets for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 and 1999 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial positions of the Account at December 31, 2000, the results of their operations for the year then ended and their changes in net assets for the years ended December 31, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2001

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division		Oppenheimer Capital Appreciation Division		Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

ASSETS

Investments
Number of shares (Note 2)	234,466	108,355	119,418	179,119	222,086	110,541	1,497,922	91,144	45,184		114,279		121,594	120,497	140,641

Identified cost (Note 3B)	$ 1,806,151	$ 2,765,186	$ 2,772,523	$ 6,754,800	$ 3,972,001	$ 1,316,013	$ 1,497,922	$ 788,332	$ 4,110,501		$ 5,320,108		$ 3,872,505	$ 577,699	$ 2,548,396

Value (Note 3A)	$ 1,667,055	$ 2,572,357	$ 2,330,388	$ 6,144,048	$ 3,611,116	$ 1,347,078	$ 1,497,922	$ 856,538	$ 3,197,705		$ 5,328,824		$ 3,687,954	$ 565,129	$ 2,592,020

Dividends receivable	-	-	-	-	-	-	11,032	-	-		-		-	-	-

Receivable from C.M. Life Insurance Company	9,234	6,988	-	-	9,715	16,219	-	4,634	5,187		-		13,309	17,554	-

Total assets	1,676,289	2,579,345	2,330,388	6,144,048	3,620,831	1,363,297	1,508,954	861,172	3,202,892		5,328,824		3,701,263	582,683	2,592,020

LIABILITIES

Payable to C.M. Life Insurance Company	-	-	524	1,868	-	-	8,989	-	-		1,608		-	-	933

NET ASSETS	$ 1,676,289	$ 2,579,345	$ 2,329,864	$ 6,142,180	$ 3,620,831	$ 1,363,297	$ 1,499,965	$ 861,172	$ 3,202,892		$ 5,327,216		$ 3,701,263	$ 582,683	$ 2,591,087

Net Assets

For variable life insurance policies	$ 1,676,289	$ 2,579,345	$ 2,329,864	$ 6,142,180	$ 3,620,831	$ 1,363,297	$ 1,499,965	$ 861,172	$ 3,202,892		$ 5,327,216		$ 3,701,263	$ 582,683	$ 2,591,087

Accumulation Units (Note 7)

Policyowners	1,480,589	2,008,199	2,239,207	5,847,056	3,081,527	1,209,777	1,324,263	888,297	2,064,993		3,574,761		2,204,897	557,765	1,866,702

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 1.13	$ 1.28	$ 1.04	$ 1.05	$ 1.18	$ 1.13	$ 1.13	$ 0.97	$ 1.55		$ 1.49		$ 1.68	$ 1.04	$ 1.39

December 31, 1999	1.27	1.38	1.04	1.02	1.30	1.02	1.07	0.86	1.75	*	1.50	†	1.60	1.02	1.30

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
†	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000

	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	†Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends (Note 3B)	$ 6,614	$ 236,432	$ 399,645	$ 541,363	$ 36,789	$ 77,150	$ 151,005	$ 6,892	$ 125,658	$ 312,881	$ 532,436	$ 58,769	$ 42,913

Expenses
Mortality and expense risk fees (Note 4)	3,625	5,546	5,063	12,090	10,098	3,408	6,350	1,949	9,004	12,308	9,373	1,556	5,663

Net investment income (loss) (Note 3C)	2,989	230,886	394,582	529,273	26,691	73,742	144,655	4,943	116,654	300,573	523,063	57,213	37,250

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 6)	88,329	37,578	(53,982)	(80,995)	343,400	(52,200)	-	41,597	983,914	458,824	639,426	(17,199)	353,511

Change in net unrealized appreciation/depreciation of investments	(252,125)	(423,686)	(344,113)	(267,788)	(668,776)	119,381	-	63,798	(1,675,023)	(832,950)	(1,047,355)	(24,691)	(217,425)

Net gain (loss) on investments	(163,796)	(386,108)	(398,095)	(348,783)	(325,376)	67,181	-	105,395	(691,109)	(374,126)	(407,929)	(41,890)	136,086

Net increase (decrease) in net assets resulting from operations	$ (160,807)	$ (155,222)	$ (3,513)	$ 180,490	$ (298,685)	$ 140,923	$ 144,655	$ 110,338	$ (574,455)	$ (73,553)	$ 115,134	$ 15,323	$ 173,336

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

†	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2000

	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	†Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 2,989	$ 230,886	$ 394,582	$ 529,273	$ 26,691	$ 73,742	$ 144,655	$ 4,943	$ 116,654	$ 300,573	$ 523,063	$ 57,213	$ 37,250

Net realized gain (loss) on investments	88,329	37,578	(53,982)	(80,995)	343,400	(52,200)	-	41,597	983,914	458,824	639,426	(17,199)	353,511

Change in net unrealized appreciation/depreciation of investments	(252,125)	(423,686)	(344,113)	(267,788)	(668,776)	119,381	-	63,798	(1,675,023)	(832,950)	(1,047,355)	(24,691)	(217,425)

Net increase (decrease) in net assets resulting from operations	(160,807)	(155,222)	(3,513)	180,490	(298,685)	140,923	144,655	110,338	(574,455)	(73,553)	115,134	15,323	173,336

Capital transactions: (Note 7)

Transfer of net premium	745,593	1,080,875	1,180,068	2,072,849	2,707,702	219,447	2,389,573	296,237	1,020,042	992,976	1,060,216	118,457	962,659

Transfer of surrender values	(545,330)	(613,053)	(196,813)	(415,844)	(2,596,755)	(68,730)	(323,623)	(281,018)	(645,756)	(832,074)	(1,076,031)	(26,055)	(823,021)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	201,109	199,785	9,947	(5,728)	164,500	12,497	45,842	(4,829)	205,230	269,465	79,854	(404)	194,776

Withdrawal due to charges for administrative and insurance costs	(16,182)	(22,905)	(43,663)	(57,359)	(10,985)	20,565	(21,522)	(4,890)	(17,346)	(36,623)	(8,051)	(9,008)	(14,344)

Divisional transfers and transfers to (from) Guaranteed Principle Account	308,367	329,137	(320,883)	211,392	69,010	(447,383)	(2,423,254)	89,887	703,639	957,011	459,113	(228,228)	400,076

Net increase (decrease) in net assets resulting from capital transactions	693,557	973,839	628,656	1,805,310	333,472	(263,604)	(332,984)	95,387	1,265,809	1,350,755	515,101	(145,238)	720,146

Total increase (decrease)	532,750	818,617	625,143	1,985,800	34,787	(122,681)	(188,329)	205,725	691,354	1,277,202	630,235	(129,915)	893,482

NET ASSETS, at beginning of the year	1,143,539	1,760,728	1,704,721	4,156,380	3,586,044	1,485,978	1,688,294	655,447	2,511,538	4,050,014	3,071,028	712,598	1,697,605

NET ASSETS, at end of the year	$ 1,676,289	$ 2,579,345	$ 2,329,864	$ 6,142,180	$ 3,620,831	$ 1,363,297	$ 1,499,965	$ 861,172	$ 3,202,892	$ 5,327,216	$ 3,701,263	$ 582,683	$ 2,591,087

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
†	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1999

	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	†Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Increase (decrease) in net assets

Operations:
Net investment income (loss)	$ (1,191)	$ 13,696	$ 67,942	$ 131,553	$ 39,138	$ 80,019	$ 39,860	$ 4,310	$ (2,047)	$ 43,770	$ 33,930	$ 11,295	$ 14,778
Net realized gain (loss) on investments	16,042	8,228	(8,214)	10,385	99,682	(19,993)	-	(4,910)	56,081	32,884	40,797	(5,131)	10,327
Change in net unrealized appreciation/depreciation of investments	105,604	213,613	(91,719)	(353,222)	265,486	(88,196)	-	452	743,726	792,275	835,121	11,156	235,910

Net increase in net assets resulting from operations	120,455	235,537	(31,991)	(211,284)	404,306	(28,170)	39,860	(148)	797,760	868,929	909,848	17,320	261,015

Capital transactions: (Note 7)
Transfer of net premium	881,052	1,426,277	1,617,248	4,000,136	2,363,901	1,033,901	345,368	518,118	1,562,008	2,590,668	1,673,112	511,244	1,228,789
Transfer to (from) Guaranteed Principal Account	-	-	-	-	-	-	-	-	-	-	-	-	-
Transfer of surrender values	(57,184)	(67,814)	(133,132)	(290,348)	(139,971)	(42,229)	(94,682)	(34,720)	(76,320)	(146,161)	(88,862)	(19,048)	(62,739)
Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-	-
Transfer due to policy loans, net of repayments	-	-	-	-	-	-	-	-	-	-	-	-	-
Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,860	(1,335)	3,406	15,126	(7,232)	(2,204)	(2,802)	6,013	24,823	12,408	4,556	1,000	933
Withdrawal due to charges for administrative and insurance costs	(3,790)	(4,938)	(14,510)	(15,990)	(43,137)	(37,533)	(8,599)	(2,606)	(5,154)	(8,737)	(22,162)	(7,350)	(8,917)
Divisional transfers	-	-	-	-	-	-	-	-	-	-	-	-	-

Net increase (decrease) in net assets resulting from capital transactions	821,938	1,352,190	1,473,012	3,708,924	2,173,561	951,935	239,285	486,805	1,505,357	2,448,178	1,566,644	485,846	1,158,066

Total increase (decrease)	942,393	1,587,727	1,441,021	3,497,640	2,577,867	923,765	279,145	486,657	2,303,117	3,317,107	2,476,492	503,166	1,419,081

NET ASSETS, at beginning of the year	201,146	173,001	263,700	658,740	1,008,177	562,213	1,409,149	168,790	208,421	732,907	594,536	209,432	278,524

NET ASSETS, at end of the year	$1,143,539	$1,760,728	$1,704,721	$4,156,380	$3,586,044	$1,485,978	$1,688,294	$ 655,447	$2,511,538	$4,050,014	$3,071,028	$ 712,598	$1,697,605

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

†
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

Notes To Financial Statements

1.	HISTORY

C.M. Life Insurance Company (“C.M. Life”) was formerly a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly owned subsidiary of MassMutual.

C.M. Life Variable Life Separate Account I (the “Separate Account I”) is a separate investment account established on February 2, 1995, by C.M. Life in accordance with the laws of the State of Connecticut.

C.M. Life maintains four segments within Separate Account I. The initial segment (“EBVUL Segment”) is used exclusively for C.M. Life’s individual flexible premium variable life insurance policy, known as Executive Benefit Variable Universal Life.

On November 12, 1997, C.M. Life established a second segment (“SVUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, C.M. Life established a third segment (“VUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On November 23, 1999, C.M. Life established a fourth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for C.M. Life’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

2.	INVESTMENT OF SVUL SEGMENT’S ASSETS

The SVUL Segment consists of thirteen divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Trust”), American Century Variable Portfolios, Inc. (“American Century”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) and Variable Insurance Products Fund II (“Fidelity’s VIP II”). Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called Oppenheimer Capital Appreciation Division and the Oppenheimer Capital Appreciation Division was called Oppenheimer Growth Division.

The MML Trust is an open-end, management investment company registered under the 1940 Act. Six of its eleven separate series are available to the SVUL Segment’s policyowners: MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund (Class II Shares) and MML Small Cap Value Equity Fund. MassMutual serves as investment manager of each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company, Inc. (“Babson”), a controlled subsidiary of MassMutual, served as the sub-adviser to the MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and the MML Small Cap Value Equity Fund. MassMutual has also entered into an agreement with the Bankers Trust Company, doing business under the marketing name Deutsche Asset Management, Inc., to serve as the investment sub-adviser to the MML Equity Index Fund (Class II Shares).

Oppenheimer Trust is an open-end, diversified management investment company registered under the 1940 Act with four of its Funds available to the SVUL Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc. (“OFI”), a controlled subsidiary of MassMutual, serves as investment manager to the Oppenheimer Trust.

Notes To Financial Statements (Continued)

American Century is an open-end, diversified management investment company registered under the 1940 Act with one of its Funds available to the SVUL Segment’s policyowners: American Century’s VP Income & Growth Fund. American Century Investment Management, Inc. is the investment adviser to the Fund.

T. Rowe Price is an open-end, diversified investment company registered under the 1940 Act with one of its series of shares available to the SVUL Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Fidelity’s VIP II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the SVUL Segment’s policyowners: the Fidelity’s VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment manager to the Fidelity’s VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East), Inc., serve as the sub-advisers to the Portfolio. Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, also serves as a sub-adviser for the Fund. Beginning January 1, 2001, FMR Co., Inc. (FMRC), serves as sub-adviser for the fund. FMRC will be primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

In addition to the thirteen divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of C.M. Life’s general account. Because of exemptive and exclusionary provisions, interests in the GPA, are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by SVUL Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in MML Trust, the Oppenheimer Trust, American Century, T. Rowe Price and Fidelity’s VIP II, are each stated at market value which is the net asset value of each of the respective underlying funds.

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

Operations of the Separate Account I form a part of the total operations of C.M. Life, and the Separate Account I is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account I will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the SVUL Segment credited to the policies. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account I.

D. Policy Loan

When a policy loan is made, SVUL Segment transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of SVUL Segment by an equal amount. The interest rate charge on any loan is 5% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest on the loaned value at a rate which is the greater of 3% or the policy loan rate less the loan interest rate expense charge.
Notes To Financial Statements (Continued)

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

A premium expense charge is deducted from each premium payment made prior to the allocation of the payment to the Divisions of the SVUL Segment of Separate Account I and the GPA. The charge is 13% of premium up to expense premium and 3% of premium over expense premium. The expense premium is based on the issue age, gender, and risk classification of the Insured.

Monthly charges will be deducted from the account value. The monthly charges consist of: (a) an administrative charge; (b) a face amount charge; (c) an insurance charge and (d) a rider charge for any additional benefits provided by rider.

Daily charges against the net asset value of the SVUL Segment of Separate Account I will be assessed for mortality and expense risks. This charge is not deducted from the assets in the GPA. The current effective annual rate is 0.25%, on an annual basis, of daily net asset value of the SVUL Segment of Separate Account I.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal of the policies pursuant to an underwriting and servicing agreement to which MML Distributors, MassMutual and Separate Account I are parties. MML Investors Services, Inc. (“MMLISI”) serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD in order to sell the policies.

The policies are no longer offered for sale to the public. Policyowners may continue to make premium payments under existing policies.

Pursuant to the underwriting and servicing agreement, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriter of the policy.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
December 31, 2000

Cost of purchases	$ 1,753,712	$ 2,428,157	$ 1,682,163	$ 3,241,453	$ 10,391,421	$ 676,547	$ 8,466,281	$ 691,632	$ 3,602,660	$ 3,152,817	$ 4,641,688	$ 219,648	$ 2,299,123

Proceeds from sales	(1,066,652)	(1,231,243)	(613,642)	(780,256)	(10,001,197)	(861,238)	(8,652,517)	(590,815)	(2,227,208)	(1,502,116)	(3,618,703)	(325,679)	(1,541,573)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
December 31, 2000

Units purchased	985,179	1,136,465	1,227,229	2,760,278	1,938,908	786,331	1,982,207	447,668	967,495	1,287,023	918,491	163,531	984,720

Units withdrawn	(405,163)	(405,145)	(622,678)	(972,821)	(1,612,964)	(1,039,069)	(2,234,676)	(325,724)	(336,207)	(416,957)	(631,353)	(304,119)	(428,444)

Net increase	580,016	731,320	604,551	1,787,457	325,944	(252,738)	(252,469)	121,944	631,288	870,066	287,138	(140,588)	556,276

Units, at beginning of the year	900,573	1,276,879	1,634,656	4,059,599	2,755,583	1,462,515	1,576,732	766,353	1,433,705	2,704,695	1,917,759	698,353	1,310,426

Units, at end of the year	1,480,589	2,008,199	2,239,207	5,847,056	3,081,527	1,209,777	1,324,263	888,297	2,064,993	3,574,761	2,204,897	557,765	1,866,702

For The Year Ended	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
December 31, 1999

Units purchased	472,290	718,114	1,334,385	3,512,241	1,380,351	551,399	4,970,005	533,525	1,046,806	1,481,246	799,754	571,317	633,940

Units withdrawn and transferred to Guaranteed Principal Account	(52,554)	(59,702)	(138,528)	(287,260)	(154,198)	(78,334)	(98,252)	(44,273)	(67,162)	(128,882)	(92,889)	(26,401)	(64,023)

Units transferred between divisions	294,193	462,973	189,693	217,335	599,646	447,613	(4,670,673)	82,298	236,158	660,736	623,967	(57,081)	474,754

Net increase	713,929	1,121,385	1,385,550	3,442,316	1,825,799	920,678	201,080	571,550	1,215,802	2,013,100	1,330,832	487,835	1,044,671

Units, at beginning of the year	186,644	155,494	249,106	617,283	929,784	541,837	1,375,652	194,803	217,903	691,595	586,927	210,518	265,755

Units, at end of the year	900,573	1,276,879	1,634,656	4,059,599	2,755,583	1,462,515	1,576,732	766,353	1,433,705	2,704,695	1,917,759	698,353	1,310,426

See Notes to Financial Statements.

Report of Independent Auditors

To the Board of Directors and Policyholders of
C.M. Life Insurance Company

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2000 and 1999, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of the Company for the year ended December 31, 1998 were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that those statements were not fairly presented in conformity with accounting principles generally accepted in the United States of America; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 2000 and 1999 statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of C.M. Life Insurance Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

In our opinion, the 2000 and 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 8, 2001
C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2000	1999
	(In Millions)

Assets:

Bonds	$ 898.8	$ 735.0
Mortgage loans	270.1	225.4
Other investments	27.9	25.6
Policy loans	124.0	120.7
Cash and short-term investments	115.4	182.0

Total invested assets	1,436.2	1,288.7

Investment and insurance amounts receivable	91.2	47.5
Federal income tax receivable	–	7.2
Transfer receivable from separate accounts	138.8	59.2

	1,666.2	1,402.6

Separate account assets	3,074.2	1,764.2

Total assets	$4,740.4	$3,166.8

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2000	1999
	($ In Millions Except for Par Value)
Liabilities:

Policyholders’ reserves and funds	$1,362.9	$1,175.9
Policyholders’ claims and other benefits	4.3	4.6
Payable to parent	61.2	49.9
Federal income taxes	12.4	–
Asset valuation and other investment reserves	20.8	22.7
Other liabilities	57.9	54.2

	1,519.5	1,307.3

Separate account liabilities	3,074.2	1,764.2

Total liabilities	4,593.7	3,071.5

Shareholder’s equity:

Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	153.8	68.8
Surplus	(9.6)	24.0

Total shareholder’s equity	146.7	95.3

Total liabilities & shareholder’s equity	$4,740.4	$3,166.8

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2000	1999	1998
	(In Millions)
Revenue:

Premium income	$2,288.4	$ 938.8	$406.4
Net investment income	100.9	85.0	82.4
Fees and other income	76.0	8.4	5.5

Total revenue	2,465.3	1,032.2	494.3

Benefits and expenses:

Policyholders’ benefits and payments	463.9	332.2	185.2
Addition to policyholders’ reserves and funds	1,679.7	518.7	168.8
Operating expenses	170.0	122.0	72.1
Commissions	140.2	82.6	49.6
State taxes, licenses and fees	15.2	9.9	8.1

Total benefits and expenses	2,469.0	1,065.4	483.8

Net gain (loss) from operations before federal income taxes	(3.7)	(33.2)	10.5

Federal income taxes	7.2	2.1	6.8

Net gain (loss) from operations	(10.9)	(35.3)	3.7

Net realized capital loss	(3.0)	(8.7)	(1.1)

Net income (loss)	$ (13.9)	$ (44.0)	$ 2.6

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2000	1999	1998
	(In Millions)

Shareholder’s equity, beginning of year	$ 95.3	$141.0	$113.2

Increases (decreases) due to:
Net income (loss)	(13.9)	(44.0)	2.6
Change in asset valuation and investment reserves	1.9	1.2	2.7
Change in net unrealized capital gains (losses)	(3.6)	4.0	(5.8)
Additional paid-in and contributed surplus	85.0	–	25.0
Change in reserve valuation basis	(9.0)	(2.4)	–
Other	(9.0)	(4.5)	3.3

	51.4	(45.7)	27.8

Shareholder’s equity, end of year	$146.7	$ 95.3	$141.0

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2000	1999	1998
	(In Millions)

Operating activities:
Net income (loss)	$ (13.9)	$(44.0)	$ 2.6
Addition to policyholders’ reserves, funds and policy benefits net of transfers to separate accounts	98.1	180.4	44.6
Net realized capital loss	3.0	8.7	1.1
Other changes	(19.5)	14.3	7.8

Net cash provided by operating activities	67.7	159.4	56.1

Investing activities:
Loans and purchases of investments	(574.2)	(486.1)	(568.6)
Sales and maturities of investments and receipts from repayment of loans	354.9	403.0	504.8

Net cash used in investing activities	(219.3)	(83.1)	(63.8)

Financing activities:
Additional paid-in and contributed surplus	85.0	–	25.0

Net cash provided by financing activities	85.0	–	25.0

Increase (decrease) in cash and short-term investments	(66.6)	76.3	17.3

Cash and short-term investments, beginning of year	182.0	105.7	88.4

Cash and short-term investments, end of year	$ 115.4	$182.0	$105.7

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

C.M. Life Insurance Company (the “Company”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company is primarily engaged in the sale of flexible premium universal and variable life insurance and variable annuity products distributed through career agents. The Company is licensed to sell life insurance and annuities in Puerto Rico, the District of Columbia and 49 states of the United States of America (excluding New York).

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would capitalize these expenses and recognize them over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost whereas GAAP generally reports them at fair value; (d) deferred income taxes are not provided for book-tax temporary differences as would be provided by GAAP; and (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America and is effective January 1, 2001. The effect of adopting Codification will be reported as an adjustment to shareholder’s equity on the effective date. The Company has initially estimated the impact as of January 1, 2001, to be an increase of $11.0 million. Included in this total adjustment to shareholder’s equity is the change in accounting for certain investments and the admission of net deferred tax assets. The Company believes that it has made a reasonable estimate based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the State of Connecticut Department of Insurance or the NAIC may have a material impact on these estimates.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

Certain 1999 balances have been reclassified to conform to current year presentation.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method.

Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain.

Other investments include holdings in affiliated mutual funds and preferred stocks and are valued in accordance with rules established by the NAIC. Generally, investments in mutual funds are valued at fair value and preferred stocks in good standing at cost.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.
Notes to Statutory Financial Statements, Continued

Short-term investments are stated at amortized cost.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize shareholder’s equity against fluctuations in the value of stocks, as well as declines in the value of bonds and mortgage loans. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after-tax capital losses of $5.1 million in 2000 and $1.4 million in 1999, and realized after-tax capital gains of $2.6 million in 1998 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $0.5 million in 2000, $0.5 million in 1999 and $0.3 million in 1998. At December 31, 1999, the unamortized IMR deferred was in a net loss position, which in accordance with the regulations, was recorded as a reduction of surplus. Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in shareholder’s equity.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable life and annuity contractholders. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption; non-guaranteed separate accounts for which the contractholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees a minimum return to the contractholder. Assets consist principally of marketable securities reported at fair value. Transfers receivable from separate accounts represent the policyholders’ account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. Investment income and realized and unrealized gains and losses on the assets of separate accounts accrue directly to contractholder’s and, accordingly, are not reflected in the Statutory Statement of Income.

Net transfers to separate accounts of $1,501.7 million, $341.4 million and $121.0 million in 2000, 1999 and 1998, respectively, are included in addition to policyholders’ reserves and funds, in the Statutory Statements of Income.

c. Non-admitted Assets

Assets designated as “non-admitted” include prepaid agent commissions, other prepaid expenses and the IMR, when in a net loss deferral position, and are excluded from the Statutory Statements of Financial Position. These amounted to $13.5 million and $9.9 million as of December 31, 2000 and 1999, respectively and changes therein are charged directly to shareholder’s equity.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium, the Commissioners’ Reserve Valuation Method and the California Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 4.50 percent.

Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 6.25 to 9.00 percent.

During 2000, the Company adopted the continuous application of the Commissioner’s Reserve Valuation Method of calculating individual annuity reserves resulting in a $9.0 million decrease to shareholder’s equity. Previously, the Company used a curtate application of the Commissioner’s Reserve Valuation Method.

e. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

Notes to Statutory Financial Statements, Continued

f. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

2. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file a separate company 2000 federal income tax return.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1995. The Internal Revenue Service is currently examining the Company’s income tax returns for the years 1996 and 1997. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Federal tax refunds were $14.6 million in 2000 and federal tax payments were $6.8 million in 1999 and $16.9 million in 1998.

3. SHAREHOLDER’S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States of America in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $9.5 million of shareholder’s equity is available for distribution to the shareholder in 2001 without prior regulatory approval.

During 2000 and 1998, MassMutual contributed additional paid-in capital of $85.0 million and $25.0 million, respectively, to the Company.

4. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2000, the Company has outstanding commitments to purchase privately placed securities and mortgage loans, which totaled $5.9 million and $10.7 million, respectively.

a. Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 70.2	$–	$–	$ 70.2
Debt securities issued by foreign governments	4.1	–	0.3	3.8
Mortgage-backed securities	86.4	–	–	86.4
State and local governments	1.1	–	–	1.1
Corporate debt securities	682.6	3.1	3.4	682.3
Utilities	46.5	0.5	0.1	46.9
Affiliates	7.9	0.3	–	8.2

TOTAL	$898.8	$3.9	$3.8	$898.9

Notes to Statutory Financial Statements, Continued

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 85.8	$0.3	$ 2.6	$ 83.5
Debt securities issued by foreign governments	2.5	0.1	–	2.6
Mortgage-backed securities	52.3	0.4	1.6	51.1
State and local governments	10.3	0.1	0.4	10.0
Corporate debt securities	561.7	3.3	17.7	547.3
Utilities	16.5	0.1	0.6	16.0
Affiliates	5.9	0.3	–	6.2

TOTAL	$735.0	$4.6	$22.9	$716.7

The carrying value and estimated fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)

Due in one year or less	$ 28.4	$ 28.4
Due after one year through five years	232.5	232.5
Due after five years through ten years	404.1	404.5
Due after ten years	87.9	87.6

	752.9	753.0
Mortgage-backed securities, including securities guaranteed by the U.S. government	145.9	145.9

TOTAL	$898.8	$898.9

Proceeds from sales of investments in bonds were $316.8 million during 2000, $325.8 million during 1999, and $480.4 million during 1998. Gross capital gains of $2.2 million in 2000, $2.1 million in 1999 and $5.0 million in 1998 and gross capital losses of $2.6 million in 2000, $4.9 million in 1999 and $0.9 million in 1998 were realized on those sales, portions of which were deferred into the IMR.

b. Mortgages

The Company had restructured loans with book values of $2.9 and $10.3 million at December 31, 2000 and 1999, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2000, 1999 and 1998.

Approximately 60% of the Company’s commercial mortgage loans at December 31, 2000 and 1999, were loans whose underlying collateral is comprised of office buildings. There were no significant regional concentrations of commercial mortgage loans at December 31, 2000 and 1999.

At December 31, 2000, scheduled commercial mortgage loan maturities were as follows: 2001 – $8.3 million; 2002 – $27.0 million; 2003 – $29.1 million; 2004 – $22.1 million; 2005 – $18.9 million; and $109.6 million thereafter.

c. Other

Investments in affiliated mutual funds had a cost of $13.7 million in 2000 and $17.4 million in 1999.

Notes to Statutory Financial Statements, Continued

5. PORTFOLIO RISK MANAGEMENT

The Company uses common derivative financial instruments to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. These financial instruments described below are not recorded in the financial statements, unless otherwise noted. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. Net amounts receivable and payable are accrued as adjustments to net investment income and included in investment and insurance amounts receivable on the Statutory Statements of Financial Position. At December 31, 2000 and 1999, the Company had swaps with notional amounts of $315.0 million and $226.5 million, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to ten years. The amounts paid for options purchased are amortized into net investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 2000 and 1999, the Company had option contracts with notional amounts of $809.5 million and $944.5 million, respectively. The Company’s credit risk exposure was limited to the unamortized costs of $6.1 million and $7.0 million at December 31, 2000 and 1999, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into net investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 2000 and 1999, the Company had agreements with notional amounts of $80.0 million and $355.0 million, respectively. The Company’s credit risk exposure on these agreements is limited to the unamortized costs of $0.1 million and $0.2 million at December 31, 2000 and 1999, respectively.

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets’ net investment income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying assets. Notional amounts relating to asset and currency swaps totaled $6.6 million and $3.6 million at December 31, 2000 and 1999, respectively. As of December 31, 1998, the Company did not have any open asset swap agreements.

The Company enters into forward U.S. Treasury, Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and deferred and amortized through the IMR over the remaining life of the asset. At December 31, 1999, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $15.4 million. As of December 31, 2000, the Company did not have any open U. S. Treasury, GNMA and FNMA purchase commitments.

Notes to Statutory Financial Statements, Continued

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $10.8 million and $3.8 million at December 31, 2000 and 1999, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair value of the Company’s financial instruments at December 31, 2000 and 1999.

	2000		1999
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets

Bonds	$898.8	$898.9	$735.0	$716.7
Mortgage loans	270.1	274.8	225.4	219.7
Other investments	27.9	27.9	25.6	25.6
Policy loans	124.0	124.0	120.7	120.7
Cash and short-term investments	115.4	115.4	182.0	182.0

Financial liabilities:

Investment type insurance contracts	391.0	385.0	267.8	267.8

Off-balance sheet financial instruments:

Interest rate swap agreements	–	7.2	–	3.1
Financial options	6.1	3.6	7.0	3.7
Interest rate caps & floors	–	–	0.2	–
Forward commitments	–	–	–	15.3

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds and other investments: The estimated fair value of bonds and other investments is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Mortgage loans: The estimated fair value of mortgage loans is determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans.

Policy loans, cash and short-term investments: Fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

Off-balance sheet financial instruments: The fair values for off-balance sheet financial instruments are based upon market prices or prices obtained from brokers.

7. RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $172.6 million, $124.5 million and $74.1 million in 2000, 1999 and 1998, respectively. While management believes that these fees are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

In 1999, the Company began participating in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. The Company received premiums of $1,090.9 million and $117.8 million in 2000 and 1999, respectively, related to these exchange programs. The Company is currently negotiating with MassMutual, to compensate MassMutual for the lost revenue associated with the exchange of these contracts. As of December 31, 2000, the Company has recorded accrued commissions of $12.0 million as an estimate of compensation due MassMutual.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s retention limit per individual insured is $15.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual. The Company is contingently liable with respect to ceded reinsurance in the event any reinsurer is unable to fulfill its contractual obligations.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $26.7 million, $29.8 million and $33.7 million was ceded to MassMutual in 2000, 1999 and 1998, respectively. Policyholder benefits of $38.4 million, $38.7 million and $38.4 million were ceded to MassMutual in 2000, 1999 and 1998, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed .32% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $72.4 million in 2000, $45.4 million in 1999, and $36.9 million in 1998 and it was not exceeded in any of the years. Premium income of $1.3 million, $1.3 million and $1.0 million was ceded to MassMutual in 2000, 1999 and 1998, respectively.

Effective January 1, 2000, the Company entered into a coinsurance agreement with MassMutual, whereby the Company cedes substantially 100% of the premiums on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $47.3 million was ceded to MassMutual in 2000. Policyholders’ benefits of $5.9 million was ceded to MassMutual in 2000.

8. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

Notes to Statutory Financial Statements, Continued

9. AFFILIATED COMPANIES

The relationship of the Company, MassMutual and affiliated companies as of December 31, 2000, is illustrated below. Subsidiaries are wholly-owned by MassMutual, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
Persumma Financial, LLC – 77.84%

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Assignment Company
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investments, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.0%
Oppenheimer Acquisition Corporation – 92.34%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 41.75%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO LLC

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the “Commission”) such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life's parent company, Massachusetts Mutual Life Insurance Company ("MassMutual"), as set forth below.

Article V. Subject to limitations of law, the Company shall indemnify:

(a) each director, officer or employee;

(b) any individual who serves at the request of the Company as a director, board member,

committee member, officer or employee of any organization or any separate investment account; or

(c) any individual who serves in any capacity with respect to any employee benefit plan;

(d) from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action,claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirsand legalhereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of anykind, and the amount of reasonable settlements,whether or not payable to the Company or to any of the other entities described in the preceding, paragraph or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the
Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2) any liability to any entity which is registered as an investment company under the Federal
Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, grossnegligence or reckless disregard of the duties involved in the conduct of office; and

      (3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of C.M. Life pursuant to the foregoing provisions, or otherwise, C.M. Life has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by C.M. Life or MassMutual or of expenses incurred or paid by a director, officer or controlling person of C.M. Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, C.M. Life or MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

C.M. Life hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life.

CONTENTS OF FILING

This Registration Statement is comprised of the following documents:

The Facing Sheet.

Cross-Reference to items required by Form N-8B-2.

The Prospectus consisting of 66 pages.

The Undertaking to File Reports.

The Undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

The Signatures.

Written Consents of the Following Persons:

1. Deloitte & Touche LLP, independent auditors;
2. Counsel opining as to the legality of securities being registered;
3. Not Applicable.

The following Exhibits:

99.A The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

1. a. Copy of Resolution of Board of Directors of C.M. Life establishing the
        Separate Account./1/

    b. Resolution of the Board of Directors establishing the SVUL segment of the
         Separate Account./2/

2. Not Applicable.

3. Form of Distribution Agreements:

    a. Form of Distribution Servicing Agreement between MML Distributors, LLC and C.M. Life./3/

    b. Form of Co-Underwriting Agreement between MML Investors Services, Inc.
        and C.M. Life./4/

4. Not Applicable.

5. Form of Survivorship Flexible Premium Adjustable Variable Life Policy./2/

6.       a. Certificate of Incorporation of C.M. Life./5/

b. By-Laws of C.M. Life./5/

7.  Not Applicable.

8.  Form of Participation Agreements.

      a. Oppenheimer Variable Account Fund/6/

      b. Variable Insurance Products Fund II/7/

      c. T. Rowe Price Equity Series, Inc./8/

      d. American Century Variable Portfolios, Inc./7/

9. Not Applicable.

10. Form of Application for a Survivorship Flexible Premium Adjustable
      Variable Life insurance policy./9/

11. SEC Procedures Memorandum describing C.M. Life issuance, transfer, and redemption procedures for the Policy./10/

99.B. Opinion and Consent of Counsel as to the legality of the securities being registered.

99.C. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b)
          or (c) of Part I.

99.D. Not Applicable.

99.E. Consent of Deloitte & Touche LLP

99.G. Not Applicable.

99.H. 1. Powers of Attorney/3/

          2. Powers of Attorney for Edward M. Klein, John Miller, Jr., and Isadore Jermyn/11/
          3. Power of Attorney for Robert J. O’Connell/12/

27. Not Applicable

/1/ Incorporated by reference to Initial Registration Statement No. 33-49457 filed with the Commission as an exhibit on
     April 6, 1999.
/2/ Incorporated by reference to this Initial Registration Statement filed with the Commission as an exhibit on
      December 5, 1997.
/3/ Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 33-91072 dated
     August 11, 1995.
/4/ Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 33-91072 dated
     May 1, 1996.
/5/ Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-91072 filed with the Commission as an exhibit effective May 1, 1998.
/6/ Incorporated by reference to Initial Registration Statement No. 333-22557 filed with the Commission as an exhibit on
     February 28, 1997.
/7/ Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the
     Commission as an exhibit on May 26, 1998.
/8/ Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
/9/ Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement No. 333-41667 filed with the
     Commission as an exhibit on March 19, 1998.

/10/ Incorporated by reference to Post-Effective Amendment No. 3 to VUL Registration Statement No. 333-49475 as
       an exhibit filed with the Commission on or about April 24, 2001.
/11/ Incorporated by reference to Post-Effective Amendment to Registration Statement No. 333-61679 filed with the Commission as an exhibit on December 21, 1998.
/12/ Incorporated by reference to Pre-Effective Amendment to Registration Statement No. 1 to Registration Statement
       No. 333-95845 filed on Form N-4 on August 1, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, C.M. Life Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 8 to Registration Statement No. 333-41667 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 8 to Registration Statement No. 333-41667 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 23rd day of April, 2001.

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

C.M. LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Robert J. O’Connell*	President, Chief Executive Officer, Director and Chairman of the Board
C.M. Life Insurance Company
Robert J. O’Connell

	/s/ Richard M. Howe	On April 23, 2001, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.
*Richard M. Howe

As required by the Securities Act of 1933, this Post-Effective Amendment No. 8 to Registration Statement No. 333-41667 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O’Connell*	President and Chief Executive Officer,	April 23, 2001
Director and Chairman of the Board
Robert J. O’Connell

/s/ John M. Miller, Jr.*	Vice President and Comptroller	April 23, 2001
(Principal Accounting Officer)
John M. Miller Jr.

/s/ Lawrence V. Burkett, Jr.*	Director	April 23, 2001

Lawrence V. Burkett, Jr.

/s/ Isadore Jermyn*	Director	April 23, 2001

Isadore Jermyn

/s/ Efrem Marder*	Director	April 23, 2001

Efrem Marder

/s/ Richard M. Howe	On April 23, 2001, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.
*Richard M. Howe

EXHIBIT LIST

99.B.   Form of Opinion and Consent of Richard M. Howe, Esq. as to the legality of the securities being registered.

99.E.   Consents of Deloitte & Touche LLP as independent auditors.